                                                                       EXHIBIT C

FORM OF MONTHLY SERIES 1996-2 CERTIFICATEHOLDERS' STATEMENT

                                  Series 1996-2

                          FIRST UNION DIRECT BANK, N.A.

                       ---------------------------------

                      FIRST UNION MASTER CREDIT CARD TRUST

                       ---------------------------------

        The information which is required to be prepared with respect to the Distribution Date of September 21, 1998 and with respect to the performance of the Trust during the related Monthly Period.

        Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Monthly Distribution (Stated on the basis of $1,000 Original Certificate Principal Amount)

        1        The amount of the current monthly distribution in
                 respect of Class A Monthly Principal. . . . . . . . . . . . . .                                 300,000,000.00
                                                                                             ----------------------------------

        2        The amount of the current monthly distribution in
                 respect of Class B Monthly Principal. . . . . . . . . . . . . .                                           0.00
                                                                                             ----------------------------------

        3        The amount of the current monthly distribution in
                 respect of Collateral Monthly Principal. . . . . . . . . . . ..                                   5,146,758.07
                                                                                             ----------------------------------

        4        The amount of the current monthly distribution in
                 respect of Class A Monthly Interest. . . . . . . . . . . . . ..                                   1,535,584.00
                                                                                             ----------------------------------

        5        The amount of the current monthly distribution in
                 respect of Class A Deficiency Amounts. . . . . . . . . . . . ..                                           0.00
                                                                                             ----------------------------------

        6        The amount of the current monthly distribution in
                 respect of Class A Additional Interest. . . . . . . . . . . . .                                           0.00
                                                                                             ----------------------------------

        7        The amount of the current monthly distribution in
                 respect of Class B Monthly Interest. . . . . . . . . . . . . ..                                     128,477.91
                                                                                             ----------------------------------

        8        The amount of the current monthly distribution in
                 respect of Class B Deficiency Amounts. . . . . . . . . . . . ..                                           0.00
                                                                                             ----------------------------------

        9        The amount of the current monthly distribution in
                 respect of Class B Additional Interest. . . . . . . . . . . . .                                           0.00
                                                                                             ----------------------------------

        10       The amount of the current monthly distribution in
                 respect of Collateral Monthly Interest. . . . . . . . . . . . . .                                    58,282.02
                                                                                             ----------------------------------

        11       The amount of the current monthly distribution in
                 respect of any accrued and unpaid Collateral
                 Monthly Interest. . . . . . . . . . . . . . . . . . . . . . . . ..                                        0.00
                                                                                             ----------------------------------

B.      Information Regarding the Performance of the Trust
        --------------------------------------------------

        1        Collection of Principal Receivables
                 -----------------------------------

                 (a)       The aggregate amount of Principal Collections
                           processed during the related Monthly Period
                           which were allocated in respect of the
                           Class A Certificates. . . . . . . . . . . . . . . . . ..                               21,057,886.21
                                                                                             ----------------------------------

                 (b)       The aggregate amount of Principal Collections
                           processed during the related Monthly Period
                           which were allocated in respect of the
                           Class B Certificates. . . . . . . . . . . . . . . . . ..                                2,606,261.82
                                                                                             ----------------------------------

                 (c)       The aggregate amount of Principal Collections
                           processed during the related Monthly Period
                           which were allocated in respect of the
                           Collateral Interest. . . . . . . . . . . . . . . . . . .                                2,990,088.42
                                                                                             ----------------------------------

        2        Principal Receivables in the Trust
                 ----------------------------------

                 (a)       The aggregate amount of Principal
                           Receivables in the Trust as of the end of the
                           day on the last day of the related Monthly
                           Period (ending Principal balance). . . . . . . . . . . .                            2,027,631,006.58
                                                                                             ----------------------------------

                 (b)       The amount of Principal Receivables in the
                           Trust represented by the Investor Interest of
                           Series 1996-2 as of the end of the day on the
                           last day of the related Monthly Period. . . . . . . . ..                              352,706,912.31
                                                                                             ----------------------------------

                 (c)       The amount of Principal Receivables in the
                           Trust represented by the Series 1996-2
                           Adjusted Investor Interest as of the end of the
                           day on the last day of the related Monthly
                           Period. . . . . . . . . . . . . . . . . . . . . . . . ..                              137,251,868.07
                                                                                             ----------------------------------

                 (d)       The amount of Principal Receivables in the
                           Trust represented by the Class A Investor
                           Interest as of the end of the day on the last
                           day of the related Monthly Period. . . . . . . . . . . .                              300,000,000.00
                                                                                             ----------------------------------

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


                 (e)       The amount of Principal Receivables in the
                           Trust represented by the Class A Adjusted
                           Investor Interest as of the end of day on the
                           last day of the related Monthly Period. . . . . . . . . . .                            96,650,000.00
                                                                                             ----------------------------------

                 (f)       The amount of Principal Receivables in the
                           Trust represented by the Class B Investor
                           Interest as of the end of the day on the last
                           day of the related Monthly Period. . . . . . . . . . . . ..                            24,546,000.00
                                                                                             ----------------------------------

                 (g)       The amount of Principal Receivables in the
                           Trust represented by the Collateral Interest as
                           of the end of the day on the last day of the
                           related Monthly Period. . . . . . . . . . . . . . . . . . .                            16,055,868.07
                                                                                             ----------------------------------

                 (h)       The Floating Investor Percentage with respect
                           to the related Monthly Period. . . . . . . . . . . . . . ..                                   12.33%
                                                                                             ----------------------------------

                 (i)       The Class A Floating Allocation with respect
                           to the related Monthly Period. . . . . . . . . . . . . . ..                                   79.00%
                                                                                             ----------------------------------

                 (j)       The Class B Floating Allocation with respect
                           to the related Monthly Period. . . . . . . . . . . . . . ..                                    9.78%
                                                                                             ----------------------------------

                 (k)       The Collateral Floating Allocation with respect
                           to the related Monthly Period. . . . . . . . . . . . . . . .                                  11.22%
                                                                                             ----------------------------------

                 (l)       The Fixed Investor Percentage with respect to
                           the related Monthly Period. . . . . . . . . . . . . . . . .                                   12.33%
                                                                                             ----------------------------------

                 (m)       The Class A Fixed Allocation with respect to
                           the related Monthly Period. . . . . . . . . . . . . . . . .                                   82.50%
                                                                                             ----------------------------------

                 (n)       The Class B Fixed Allocation with respect to
                           the related Monthly Period. . . . . . . . . . . . . . . . .                                    6.75%
                                                                                             ----------------------------------

                 (o)       The Collateral Fixed Allocation with respect to
                           the related Monthly Period. . . . . . . . . . . . . . . . .                                   10.75%
                                                                                             ----------------------------------




        3        Rebate Accounts
                 ---------------

                 The aggregate amount of                                              Aggregate                       Percentage of
                 Receivables arising in                                                Account                         Total Trust
                 Rebate Accounts with respect                                          Balance                         Receivables
                 to the related Monthly Account                                       ---------                       -------------
                 Receivables
                                                                                     57,937,780.37                         2.76%
                                                                             ------------------------------------------------------

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

        4        Delinquent Balances
                 -------------------

                 The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly Period:

                                                                                      Aggregate                       Percentage of
                                                                                       Account                            Total
                                                                                       Balance                         Receivables
                                                                                       -------                         -----------

                 (a)       35 - 64 days:. . . . . . . . . .                          25,033,583.73                         1.19%
                                                                             ------------------------------------------------------
                 (b)       65 - 94 days:. . . . . . . . . .                          12,437,298.97                         0.59%
                                                                             ------------------------------------------------------
                 (c)       95 - 124 days:. . . . . . . . ..                          10,167,772.37                         0.48%
                                                                             ------------------------------------------------------
                 (d)       125 - 154 days:. . . . . . . . .                           9,036,444.73                         0.43%
                                                                             ------------------------------------------------------
                 (e)       155 - or more days:. . . . . . .                           6,683,407.73                         0.32%
                                                                             ------------------------------------------------------
                                                 Total                               63,358,507.53                         3.01%
                                                                             ------------------------------------------------------

        5        Investor Default Amount
                 -----------------------

                 (a)       The Aggregate Investor Default Amount for
                           the related Monthly Period. . . . . . . . . . . . .                                933,943.42
                                                                                     -----------------------------------

                 (b)       The Class A Investor Default Amount for
                           the related Monthly Period. . . . . . . . . . . . .                                737,851.72
                                                                                     -----------------------------------

                 (c)       The Class B Investor Default Amount for
                           the related Monthly Period. . . . . . . . . . . . .                                 91,321.36
                                                                                     -----------------------------------

                 (d)       The Collateral Default Amount for
                           the related Monthly Period. . . . . . . . . . . . .                                104,770.34
                                                                                     -----------------------------------

        6        Investor Charge Offs
                 --------------------

                 (a)       The aggregate amount of Class A Investor
                           Charge Offs for the related Monthly Period. . . . .                                      0.00
                                                                                     -----------------------------------

                 (b)       The aggregate amount of Class A Investor
                           Charge Offs set forth in 5(a) above per $1,000
                           of original certificate principal amount. . . . . .                                      0.00
                                                                                     -----------------------------------

                 (c)       The aggregate amount of Class B Investor
                           Charge Offs for the related Monthly Period. . . . .                                      0.00
                                                                                     -----------------------------------

                 (d)       The aggregate amount of Class B Investor
                           Charge Offs set forth in 5(c) above per $1,000
                           of original certificate principal amount. . . . . .                                      0.00
                                                                                     -----------------------------------

                 (e)       The aggregate amount of Collateral
                           Charge Offs for the related Monthly Period. . . . .                                      0.00
                                                                                     -----------------------------------

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

                 (f)       The aggregate amount of Collateral Charge-
                           Offs set forth in 5(e) above per $1,000 of
                           original certificate principal amount. . . . . . .                                       0.00
                                                                                     -----------------------------------

                 (g)       The aggregate amount of Class A Investor
                           Charge Offs reimbursed on the Transfer Date
                           immediately preceding this Distribution Date. . . .                                      0.00
                                                                                     -----------------------------------

                 (h)       The aggregate amount of Class A Investor
                           Charge Offs set forth in 5(g) above per $1,000
                           original certificate principal amount reimbursed
                           on the Transfer Date immediately preceding
                           this Distribution Date. . . . . . . . . . . . . . .                                      0.00
                                                                                     -----------------------------------

                 (i)       The aggregate amount of Class B Investor
                           Charge Offs reimbursed on the Transfer
                           Date immediately preceding this Distribution
                           Date. . . . . . . . . . . . . . . . . . . . . . . .                                      0.00
                                                                                     -----------------------------------

                 (j)       The aggregate amount of Class B Investor
                           Charge Offs set forth in 5(i) above per $1,000
                           original certificate principal amount
                           reimbursed on the Transfer Date
                           immediately preceding this Distribution Date. . . .                                      0.00
                                                                                     -----------------------------------

                 (k)       The aggregate amount of Collateral Charge
                           Offs reimbursed on the Transfer Date
                           immediately preceding this Distribution Date. . . .                                      0.00
                                                                                     -----------------------------------

                 (l)       The aggregate amount of Class B Investor
                           Charge Offs set forth in 5(i) above per $1,000
                           original certificate principal amount
                           reimbursed on the Transfer Date
                           immediately preceding this Distribution Date. . . .                                      0.00
                                                                                     -----------------------------------

               7 Investor Servicing Fee
                 ----------------------

                 (a)       The amount of the Class A Servicing Fee
                           payable by the Trust to the Servicer for the
                           related Monthly Period. . . . . . . . . . . . . . .                                206,588.54
                                                                                     -----------------------------------

                 (b)       The amount of the Class B Servicing Fee
                           payable by the Trust to the Servicer for the
                           related Monthly Period. . . . . . . . . . . . . . .                                 25,568.75
                                                                                     -----------------------------------

                 (c)       The amount of the Collateral Servicing Fee
                           payable by the Trust to the Servicer for the
                           related Monthly Period. . . . . . . . . . . . . . .                                 29,334.28
                                                                                     -----------------------------------

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
                 (d)       the amount of Servicer Interchange payable
                           by the Trust to the Servicer for the related
                           Monthly Period. . . . . . . . . . . . . . . . . . .                                156,894.95
                                                                                     -----------------------------------

        8        Reallocations
                 -------------

                 (a)       The amount of Reallocated Collateral
                           Principal Collections with respect to this
                           Distribution Date. . . . . . . . . . . . . . . . . .                                     0.00
                                                                                     -----------------------------------

                 (b)       The amount of Reallocated Class B
                           Principal Collections with respect to this
                           Distribution Date. . . . . . . . . .  . . . . . . .                                      0.00
                                                                                     -----------------------------------

                 (c)       The Collateral Interest as of the close of
                           business on this Distribution Date. . . . . . . . .                             10,909,110.00
                                                                                     -----------------------------------

                 (d)       The Class B Investor Interest as of the close of
                           business on this Distribution Date. . . . . . . . .                             24,546,000.00
                                                                                     -----------------------------------

        9        Collection of Finance Charge Receivables
                 ----------------------------------------

                 (a)       The aggregate amount of Collections of
                           Finance Charge Receivables processed
                           during the related Monthly Period which were
                           allocated in respect of the Class A Certificates . .                             3,819,164.73
                                                                                     -----------------------------------

                 (b)       The aggregate amount of Collections of
                           Finance Charge Receivables processed
                           during the related Monthly Period which were
                           allocated in respect of the Class B Certificates. .                                471,891.34
                                                                                     -----------------------------------

                 (c)       The aggregate amount of Collections of
                           Finance Charge Receivable processed
                           during the related Monthly Period which were
                           allocated in respect of the Collateral Interest. .                                 541,387.22
                                                                                     -----------------------------------

        10       Principal Funding Account
                 -------------------------

                 (a)       The principal amount on deposit in the
                           Principal Funding Account on the related
                           Transfer Date. . . . . . . . . . . . . . . . . . .                             300,000,000.00
                                                                                     -----------------------------------

                 (b)       The Accumulation Shortfall with respect to
                           the related Monthly Period. . . . . . . . . . . . .                                      0.00
                                                                                     -----------------------------------

                 (c)       The Principal Funding Investment Proceeds
                           deposited in the Finance Charge Account on
                           the related Transfer Date. . . . . . . . . . . . . .                               894,157.85
                                                                                     -----------------------------------

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
                 (d)       The amount of all or the portion of the
                           Reserve Draw Amount deposited in the
                           Finance Charge Account on the related
                           Transfer date from the Reserve Account. . . . . . .                                146,712.17
                                                                                     -----------------------------------

        11       Reserve Draw Amount                                                                          146,712.17
                 -------------------                                                 -----------------------------------

        12       Available Funds
                 ---------------


                 (a)       The amount of Class A Available Funds on
                           deposit in the Finance Charge Account on
                           the related Transfer Date. . . . . . . . . . . . . .                             3,819,164.73
                                                                                     -----------------------------------

                 (b)       The amount of Class B Available Funds on
                           deposit in the Finance charge Account on
                           the related Transfer Date. . . . . . . . . . . . . .                               471,891.34
                                                                                     -----------------------------------

                 (c)       The amount of Collateral Available Funds on
                           deposit in the Finance Charge Account on
                           the related Transfer Date. . . . . . . . . . . . . .                               541,387.22
                                                                                     -----------------------------------

        13       Portfolio Yield
                 ---------------

                 (a)       The Portfolio Yield for the related Monthly
                           Period. . . . . . . . . . . . . . . . . . . . . . .                                    19.39%
                                                                                     -----------------------------------

                 (b)       The Portfolio Adjusted Yield for the related
                           Monthly Period. . . . . . . . . . . . . . . . . . .                                    10.70%
                                                                                     -----------------------------------

C.      Floating Rate Determinations
        ----------------------------

        1        LIBOR for the Interest Period ending on this
                 Distribution Date. . . . . . . . . . . . . . . . . . . . . . .                                 5.64844%
                                                                                     -----------------------------------

        2        Number of days in this interest period. . . . . . . . . . . .                                        32
                                                                                     -----------------------------------

        3        Interest Factor. . . . . . . . . . . . . . . . . . . . . . . .                                 0.82333%
                                                                                     -----------------------------------

D.      CUSIP Numbers
        -------------

        1        Class A. . . . . . . . . . . . . . . . . . . . . . . . . . . .                                337365AC4
                                                                                     -----------------------------------

        2        Class B. . . . . . . . . . . . . . . . . . . . . . . . . . . .                                337365AD2
                                                                                     -----------------------------------


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                                      FIRST UNION DIRECT BANK, N.A.
                                      SERVICER



                                      By: /s/ JAMES L. WIECZOREK, JR.
                                      --------------------------------------



                                      James L. Wieczorek, Jr.
                                      Assistant Vice President
                                      First Union Direct Bank, N.A.